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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the caption "Experts" and to the use of our report dated March 1, 1996, except for Note 17, as to which the date is June 12, 1996, in the Registration Statement on Form S-1 and related Prospectus of IXC Communications, Inc. for the registration of 2,000,000 shares of common stock.

                                          /s/ Ernst & Young LLP

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Austin, Texas
January 28, 1997